THIRD AMENDMENT TO LOAN AGREEMENT

This THIRD AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of this 16th day of December, 2008 by and among (i) WRT Realty L.P., a Delaware limited partnership (the “Borrower”), (ii) the Lenders party thereto (the “Lenders”), and (iii) KeyBank National Association, as agent (the “Agent”) for the Lenders.

WHEREAS, the Borrower, the Lenders, and the Agent are party to that certain Loan Agreement, dated as of December 16, 2005 (as same may be amended, modified, supplemented, extended, renewed, or restated from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

WHEREAS, pursuant to that certain FIRST AMENDMENT TO LOAN AGREEMENT dated as of July 10, 2006 Sovereign Bank agreed to (i) become a Lender under the Loan Agreement and issue a Commitment in the amount of $20,000,000.00, and (ii) fund to the Agent its Commitment Percentage of the outstanding principal balance of the loan.

WHEREAS, pursuant to that certain ASSIGNMENT AND ASSUMPTION dated as of July 31, 2006 Allied Irish Banks, p.l.c. agreed to (i) become a Lender under the Loan Agreement and assume a portion of the Commitment from KeyBank National Association in the amount of $15,000,000.00, and (ii) fund to the Agent its Commitment Percentage of the outstanding principal balance of the loan.

WHEREAS, pursuant to that certain SECOND AMENDMENT TO LOAN AGREEMENT, dated of even date herewith, Sovereign Bank and Allied Irish Banks, p.l.c. were released as lenders and the term of the Loan was extended for two years.

WHEREAS, the Lenders have further agreed to amend the terms of the Loan Agreement, provided that the Borrower, among other things, execute and deliver this Amendment to the Agent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lenders and the Borrower agree as follows:

1.
Section 2.1.2 of the Loan Agreement is hereby amended by deleting the reference to the phrase “September 16, 2008” and substituting in its stead the phrase “September 16, 2010”, and hereby further amended by deleting the reference to the phrase “Fifty Million Dollars ($50,000,000.00)” and substituting in its stead the phrase “Forty Million Dollars ($40,000,000.00)”.

2.
Notwithstanding anything to the contrary in the Loan Agreement, the Borrower acknowledges and confirms that the acceptance of any Additional Collateral and any required action or documents to be executed or completed in connection therewith shall be in the sole and absolute discretion of the Agent and the Lenders.

3.	Section 7.26.2 of the Loan Agreement is hereby amended by deleting the words “sixty (60%) percent” in the last line thereof and inserting the words “fifty five (55%) percent” in lieu thereof.

4.	Section 7.26.3 of the Loan Agreement is hereby amended by deleting the first sentence thereof and replacing same with the following:

“The Net Worth of the REIT shall at all times be equal to or greater than $250,000,000.00, plus 75% of the amount of any net proceeds received by the REIT in connection with any securities issuances or offerings consummated from and after the December 16, 2008.”

5.
Section 7.26.5 of the Loan Agreement is hereby amended by deleting the number $10,000,000” in the first sentence thereof and inserting “Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00) in lieu thereof.

6.	The definition of the term “Adjusted Prime Rate” in Exhibit A is hereby amended by deleting the definition in its entirety and substituting in its stead the following:

“Adjusted Prime Rate means the per annum rate of interest equal to the sum of (a) the Applicable Margin for Prime Rate Advances and (b) the greater of (i) the Prime Rate, (ii) the Federal Funds Effective Rate plus one percent (1.0%), or (iii) the then-applicable LIBOR Rate for a one month interest period plus one percent (1.00%) per annum. Any change in the Adjusted Prime Rate resulting from a change in the Prime Rate, the Federal Funds Effective Rate or the LIBOR Rate shall become effective as of 12:01 a.m. on the Business Day on which each such change occurs.”

7.	The definition of the term “Applicable Margin” in Exhibit A is hereby amended by deleting the definition in its entirety and substituting in its stead the following:

Applicable Margin means the percentage rate set forth below:

Applicable Margin LIBOR Rate Option	Applicable Margin Adjusted Prime Rate Option
3.00%	2.0%

However, as long as the Borrower maintains cash, on deposit with the Agent Bank in a Deposit Account which is pledged to the Agent as collateral for the Obligations in an amount equal to at least fifty percent (50%) of the Facility Amount, and the Consolidated Leverage Ratio is 45% or below, the Applicable Margin will be as follows:

Applicable Margin LIBOR Rate Option	Applicable Margin Adjusted Prime Rate Option
2.25%	1.25%

8.	The definition of Borrowing Base is hereby deleted in its entirety and shall be replaced by the following:

“Borrowing Base shall mean the aggregate of, as to each item of Collateral delivered by the Borrower hereunder, the amount as determined by the Agent and the Lenders to be advanced against such Collateral, all as further agreed among the Borrower, the Agent and the Lenders at the time such Collateral is delivered or any Loans advanced in connection therewith.”

9.	The definition of Liquid Assets is hereby amended to include equity securities which are publicly traded on either the New York Stock Exchange or NASDAQ.

10.
Upon the execution hereof, the Borrower shall pay to the Agent, for the benefit of KeyBank National Association, the fees set forth in that certain side letter of even date.  In addition, the Borrower shall pay to the Agent all fees and expenses (including reasonable attorney’s fees and expenses) incurred by the Agent.

11.
This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.

12.
The Borrower acknowledges and agrees that any and all collateral granted by the undersigned or any other party in connection with the Loan shall continue to secure all obligations and liabilities of the Borrower to the Agent and the Lenders under the Loan Documents.

13.
The Borrower acknowledges and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lenders or the Agent with respect to amounts outstanding under the Loan Agreement or otherwise.  To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, the Borrower hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

[SIGNATURES TO FOLLOW]

It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

BORROWER:	WRT REALTY L.P., a Delaware limited partnership

	By:	Winthrop Realty Trust, general partner

By:
Name:
		Title:	Chief Operating Officer

AGENT:	KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
		Name:	Jeffry M. Morrison
Duly Authorized

LENDER:	KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
		Name:	Jeffry M. Morrison
Duly Authorized

GUARANTOR ACKNOWLEDGMENT

Each of the undersigned, as a Guarantor under certain Guaranties dated as of December 16, 2005 of Obligations and liabilities of the Borrower (as set forth in the Guaranty)  hereby acknowledges that the Guaranty remains in full force and effect and hereby consents to the execution of the foregoing Third Amendment to Loan Agreement by the Borrower and acknowledge and agree that (i) the obligations and liabilities of the Borrower under the Note and other Loan Documents, as so amended, shall be continued and guaranteed by the undersigned under the Guaranty subject to the terms and conditions of such Guaranty, and (ii) any and all collateral granted by the undersigned shall continue to secure all obligations and liabilities of the undersigned and the Borrower to the Agent and the Lenders under the Loan Documents.

WINTHROP REALTY TRUST

By:
Name:
Title:

WRT TRS MANAGEMENT CORP.

By:
Name:
Title:

WRT-SPRINGING MEMBER LLC, a Delaware limited liability company

By:	WRT Realty L.P., its sole member

	By:	Winthrop Realty Trust, its general partner

By:
Name:
Title:

FT-5400 WESTHEIMER LLC, a Delaware limited liability company

By:	WRT Realty L.P., its sole member

	By:	Winthrop Realty Trust, its general partner

By:
Name:
Title:

FT-5400 NEW UNIT LENDER LLC, a Delaware limited liability company

By:	WRT Realty L.P., its sole member

	By:	Winthrop Realty Trust, its general partner

By:
Name:
Title:

FT-MARC LOAN LLC, a Delaware limited liability company

By:	WRT Realty L.P., its sole member

	By:	Winthrop Realty Trust, its general partner

By:
Name:
Title:

FT-MARC CLASS B LLC, a Delaware limited liability company

By:	WRT Realty L.P., its sole member

	By:	Winthrop Realty Trust, its general partner

By:
Name:
Title:

EXHIBIT I-B

EXHIBIT I

LENDERS’ COMMITMENTS

Lender	Commitment Amount	Commitment Percentage
KeyBank National Association	$35,000,000.00	100%
Total	$35,000,000.00	100%